Altegris Managed Futures Strategy Fund

(a series of Northern Lights Fund Trust)

Class A	MFTAX
Class C	MFTCX
Class I	MFTIX

Supplement dated December 3, 2010 to the Prospectus dated July 22, 2010

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As of the date of this Supplement, Altegris Managed Futures Strategy Fund (the "Fund") will pay all shareholder redemption requests in cash.  The Fund will not exercise its right to honor requests for redemptions by making payment in whole or in part in readily marketable securities ("redemption in kind") when the requested redemption amount is greater than, the lesser of, $250,000 or 1% of the Fund's assets.

Therefore, the paragraph entitled "Redemptions in Kind," is hereby deleted in its entirety.  Shareholders will be given at least 60 days written notice of any change in this policy.

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This Supplement, and both the existing Prospectus and Statement of Additional Information both dated July 22, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated July 22, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-772-5838.